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                                                                     Exhibit 23a

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-80921) of Bio-Plexus, Inc. of our report dated April 11, 1997 appearing on page F-3 of the Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K.



/s/ Price Waterhouse LLP
------------------------
Hartford, Connecticut
April 9, 1998